Exhibit 10.15

EXECUTION VERSION

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”) dated as of June 17, 2010 is by and among Bain Capital Everest Managers Holding SCA, a company organized under the laws of Luxembourg (the “Company”), the investors listed in rows 1 and 2 on the Schedule of Investors attached hereto (the “Bain Investors”), Dow Europe Holding B.V. (“Dow”) and Christopher D. Pappas (the “Executive”). The Bain Investors, Dow, the Executive and each other Person executing a joinder to this Agreement in the form attached hereto as Exhibit A, are each referred to herein as an “Equityholder”, and, collectively, the “Equityholders”.

WHEREAS, the Equityholders desire to enter into this Agreement in order to provide for certain registration rights that will apply to any ordinary shares (“Ordinary Shares”) that are hereafter acquired by the Equityholders pursuant to the conversion of the Company into a corporation, the merger of the Company with or into a corporation or otherwise, or the distribution of shares of a Subsidiary of the Company by the Company to the Equityholders, in each case pursuant to, and in accordance with, Section 10 of the Shareholders Agreement.

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

1. Definitions. As used herein, the following terms shall have the following meanings:

“Affiliate” has the meaning set forth in the Shareholders Agreement.

“Agreement” has the meaning set forth in the Preamble.

“Bain Investors” has the meaning set forth in the Preamble.

“Bain Majority Holders” means the holder(s) of a majority of the Bain Registrable Securities.

“Bain Registrable Securities” means the Registrable Securities acquired by, issued or issuable to, or otherwise owned by, the Bain Investors or any of their respective Permitted Transferees.

“Board” means the board of directors of the Company.

“Business Day” means any day that is not a Saturday, a Sunday or other day on which banks are required or authorized by law to be closed in the City of New York, USA.

“Company” has the meaning set forth in the Preamble.

“Corporation” means the issuer of the Ordinary Shares.

“Custody Agreement and Power of Attorney” has the meaning set forth in Section 3(g).

“Demand Registrations” has the meaning set forth in Section 2(a)(ii).

“Dow Investor” means Dow Europe Holding B.V. or any of its successors or permitted transferees under the Shareholders Agreement.

“Equity Securities” means, as applicable, (i) any Ordinary Shares, (ii) any capital stock, membership or limited liability company interests, ordinary shares or other share capital, (iii) any securities directly or indirectly convertible into or exchangeable for any capital stock, membership or limited liability company interests, ordinary shares or other share capital or containing any profit participation features, (iv) any rights or options directly or indirectly to subscribe for or to purchase any capital stock, membership or limited liability company interests, ordinary shares or other share capital or securities containing any profit participation features or to subscribe for or to purchase any securities directly or indirectly convertible into or exchangeable for any capital stock, membership or limited liability company interests, ordinary shares or other share capital or securities containing any profit participation features, (v) any share appreciation rights, phantom share rights or other similar rights, or (vi) any Equity Securities issued or issuable with respect to the securities referred to in clauses (i) through (v) above in connection with a combination of shares, exchange, recapitalization, merger, amalgamation, consolidation or other reorganization.

“Equityholders” has the meaning set forth in the Preamble.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and all rules and regulations promulgated thereunder, as each may be amended from time to time.

“Executive” has the meaning set forth in the Preamble.

“Executive Registrable Securities” means Registrable Securities held by the Executive or any of his Permitted Transferees; provided, that the registration rights set forth herein will not apply to any Equity Securities acquired by the Executive pursuant to an incentive award in connection with any underwritten offering that includes a secondary sale of Registrable Securities.

“FINRA” means Financial Industry Regulatory Authority.

“Following Holdback Period” has the meaning set forth in Section 4(a).

“Free Writing Prospectus” means a free-writing prospectus, as defined in Rule 405 of the Securities Act.

“Holdback Extension” has the meaning set forth in Section 4(a).

“IPO Holdback Period” has the meaning set forth in Section 4(a).

“Long-Form Registrations” has the meaning set forth in Section 3(a)(i).

“Majority Holders” means, at any time, the holders of a majority of the voting power of the Registrable Securities, voting together as a single class.

“Original Filing” has the meaning set forth in Section 2(a)(ii).

“Other Equity Securities” has the meaning set forth in Section 11(f)(i).

“Other Registrable Securities” means the Registrable Securities, other than the Bain Registrable Securities and the Executive Registrable Securities.

“Ordinary Shares” has the meaning set forth in the Recitals.

“Permitted Transferee” has the meaning set forth in the Shareholders Agreement.

“Person” means any natural person, partnership, firm, corporation, limited liability company, association, cooperative, joint stock company, trust, joint venture or government entity, or any department, agency or political subdivision thereof, or any other entity including without limitation any unincorporated organization, syndicate, or affiliated group.

“Piggyback Registration” has the meaning set forth in Section 3(a).

“Public Offering” means an underwritten public offering and sale of the Equity Securities of the Corporation (or any of its respective successors) pursuant to an effective registration statement under the Securities Act; provided, that a Public Offering shall not include an offering made in connection with a business acquisition or combination pursuant to a registration statement on Form S-4 or any similar form, or an employee benefit plan pursuant to a registration statement on Form S-8 or any similar form.

“Registrable Securities” means (i) any Equity Securities of the Corporation directly or indirectly acquired by, issued or issuable to, or otherwise owned by any party hereto (or any such party’s Permitted Transferees) on or after the date hereof; (ii) any Equity Securities of the Corporation issued or issuable (directly or indirectly) with respect to the securities referred to in clause (i) by way of a conversion, dividend, split or other division, and (iii) any Equity Securities of the Corporation or any other entity issued, distributed or issuable (directly or indirectly) with respect to the securities referred to in clause (i) in connection with a combination of securities, conversion, reclassification, replacement, recapitalization, business combination, merger, consolidation, or other reorganization and/or exchange of Equity Securities of the Corporation for other securities of the Corporation or another entity. For purposes of this Agreement, a Person will be deemed to be a holder of Registrable Securities whenever such Person has the right to acquire directly or indirectly such Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected. Such securities will cease to be Registrable Securities when sold pursuant to Rule 144 or any offering registered under the Securities Act.

“Registration Expenses” means all fees and expenses incident to the Corporation’s performance of or compliance with this Agreement, including, without limitation,

(i) all registration and filing fees (including, without limitation, (A) fees with respect to filings required to be made with FINRA in connection with an underwritten offering, (B) fees and expenses of compliance with state securities or “blue sky” laws, and (C) transfer taxes); (ii) printing, messenger, telephone and delivery expenses; (iii) fees and disbursements of counsel for the Corporation; (iv) the reasonable fees and disbursements of one (1) counsel for the holders of Registrable Securities (and one (1) local counsel, if the Corporation is not a Delaware or New York entity) , which counsel shall be chosen by the Bain Majority Holders; (v) fees and disbursements of all independent certified public accountants referred to in Section 5; (vi) fees and disbursements of custodians (vii) underwriters’ fees and expenses (excluding discounts, commissions, or fees of underwriters, selling brokers, dealer managers or similar securities industry professionals relating to the distribution of the Registrable Securities); (viii) Securities Act liability insurance, if the Corporation so desires such insurance; (ix) internal expenses of the Corporation; (x) the expense of any annual audit; (xi) the fees and expenses incurred in connection with the listing of the securities to be registered on any securities exchange; and (xii) the fees and expenses of any Person, including special experts, retained by the Corporation.

“Rule 144” means Rule 144 under the Securities Act (or any similar rule then in force).

“Sale Transaction” has the meaning set forth in Section 4(a).

“SEC” shall mean the U.S. Securities and Exchange Commission, or any successor thereto.

“Securities Act” means the Securities Act of 1933, as amended, and all rules and regulations promulgated thereunder, as each may be amended from time to time.

“Shareholders Agreement” means the Investor Subscription and Shareholders Agreement, dated as of the date hereof, by and among the Company and each of the securityholders party thereto from time to time, as such agreement may be amended or otherwise modified from time to time.

“Short-Form Registrations” has the meaning set forth in Section 2(a)(i).

“Subsidiary” has the meaning set forth in the Shareholders Agreement.

2. Demand Registrations.

(a) Requests for Registration.

(i) Subject to the terms and conditions of this Section 2, at any time after the date of this Agreement, the Bain Majority Holders may request registration under the Securities Act of all or a portion of their Registrable Securities on Form S-1 or any similar long-form registration (“Long-Form Registrations”) or on Form S-3 or any similar short-form registration (including pursuant to Rule 415 under the Securities Act) (“Short-Form Registrations”), if available. All registrations requested pursuant to this Section 2(a) are referred to herein as “Demand Registrations”

(ii) Each request for a Demand Registration shall specify the approximate number of Registrable Securities requested to be registered, the anticipated per share price range for such offering and the intended method of distribution. Within seven (7) days after the filing of a Demand Registration (“Original Filing”), the Corporation will give written notice of such registration to all other holders of Registrable Securities (including the Dow Investor) and will include (subject to the provisions of this Agreement, including Section 2(d) below) in such registration (and in all related registrations or qualifications under blue sky laws or in compliance with other registration requirements and in any related underwriting) all Registrable Securities with respect to which the Corporation has received written requests for inclusion therein within fifteen (15) days after the receipt of the Corporation’s notice; provided, that if an Other Investor requests to be included in such Demand Registration, then during the period from the Original Filing until the Registrable Securities of such Other Investor have been effectively included in such registration (and all such related registrations, qualifications, requirements and related underwriting), the Corporation and the Bain Investors shall not sell any of the Registrable Securities included in the Original Filing.

(b) Long-Form Registrations. The Bain Majority Holders will be entitled to five (5) Long-Form Registrations and the Corporation will pay all Registration Expenses associated therewith. A registration will not count as such a permitted Long-Form Registration until it has become effective and unless the holders of Bain Registrable Securities are able to register and sell at least 90% of the Bain Registrable Securities requested to be included in such registration; it being understood and agreed that the requisite holders of Bain Registrable Securities making a request for a Demand Registration hereunder may withdraw from such registration at any time prior to the effective date of such Demand Registration, in which case such request will not count as one of the permitted Demand Registrations for such holders, irrespective of whether or not such registration is effected.

(c) Short-Form Registrations. The Bain Majority Holders will be entitled to request an unlimited number of Short-Form Registrations and the Corporation will pay all Registration Expenses associated therewith. Demand Registrations will be Short-Form Registrations whenever the Corporation is permitted to use any applicable short form. After the Corporation has become subject to the reporting requirements of the Exchange Act, the Corporation will use its reasonable best efforts to make Short-Form Registrations available for the sale of Registrable Securities.

(d) Priority on Demand Registrations. The Corporation will not include in any Demand Registration any securities which are not Registrable Securities without the prior written consent of the Bain Majority Holders. If a Demand Registration is an underwritten offering and the managing underwriters advise the Corporation in writing that, in their opinion, the number of Registrable Securities and, if permitted hereunder, other securities requested to be included in such offering exceeds the number of Registrable Securities and other securities, if any, which can be sold therein without materially and adversely affecting the distribution of such securities or otherwise having a material and adverse effect on the marketability of the offering, then the Corporation will include in such registration, (i) first, the number of Registrable Securities requested to be included in such registration pro rata among the holders of Registrable Securities (including, for the avoidance of doubt, the Registrable Securities requested to be included in the registration that are held by the Dow Investor) based on the number of Registrable Securities owned by each such holder, and (ii) second, any other securities of the Corporation requested to be included in such registration pro rata on the basis of the number of such other securities requested to be included therein by each such holder.

(e) Restrictions on Demand Registrations. The Corporation will not be obligated to effect any Demand Registration (i) within six (6) months after the effective date of a previous Long-Form Registration or within three (3) months after the effective date of a previous Short-Form Registration or (ii) if the Corporation shall furnish to the holders requesting such Demand Registration a certificate stating that in the good faith judgment of the Board, it would be materially harmful to the economic prospects of the Corporation for such Demand Registration to be effected at such time, in which event the Corporation shall have the right to defer such filing for a period of not more than 120 days after receipt of the initial request for the Demand Registration; provided that such right to delay a request shall be exercised by the Corporation not more than once in any twelve-month period; provided, further, that in such event, the holders of Bain Registrable Securities initiating such Demand Registration shall be entitled to withdraw such request and, if such request is withdrawn, such Demand Registration shall not count as one of the permitted Demand Registrations hereunder and the Corporation shall pay all Registration Expenses associated therewith.

(f) Selection of Underwriters. In the case of a Demand Registration for an underwritten offering, the Corporation will have the right to select the investment banker(s) and manager(s) to administer the offering, which investment banker(s) and manager(s) must be reasonably acceptable to the Bain Majority Holders.

(g) Other Registration Rights. Except as provided in this Agreement, the Corporation will not grant to any Persons the right to request the Corporation to register any Equity Securities of the Corporation, without the prior written consent of the Bain Majority Holders.

(h) Executive Registrable Securities. Notwithstanding anything to the contrary set forth herein, Executive Registrable Securities shall be included in a registration pursuant to this Section 2 only if, and only to the extent that, the managing underwriters advise the Company in writing that in their opinion such Executive Registrable Securities can be sold therein without adversely affecting the marketability of such offering.

3. Piggyback Registrations.

(a) Right to Piggyback. Whenever the Corporation proposes to register any of its Equity Securities under the Securities Act (other than pursuant to (i) the Corporation’s initial Public Offering (but only if the applicable underwriters request that only securities owned by the Corporation be included in such offering), (ii) a Demand Registration (which shall be governed by Section 2 hereof), (iii) in connection with a registration, the primary purpose of which is to register debt securities (i.e., in connection with a so-called “equity kicker”) or (iv) a registration statement on Form S-8 or S-4 or any similar or successor form) and the registration form to be used may be used for the registration of Registrable Securities (a “Piggyback Registration”), the Corporation will give prompt written notice to all holders of Registrable Securities of its intention to effect such a registration and will, subject to the provisions of this Agreement, include in such registration (and in all related registrations or qualifications under blue sky laws or in compliance with other registration requirements and in any related underwriting) all

Registrable Securities with respect to which the Corporation has received written requests for inclusion therein within ten (10) days after the receipt of the Corporation’s notice.

(b) Priority on Primary Registrations. If a Piggyback Registration is an underwritten primary registration on behalf of the Corporation, the Corporation will include in such registration all securities requested to be included in such registration; provided, that if the managing underwriters advise the Corporation in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without materially and adversely affecting the distribution of such securities or otherwise having a material and adverse effect on the marketability of the offering, the Corporation will include in such registration (i) first, the securities the Corporation proposes to sell, (ii) second, the number of such Registrable Securities requested to be included in such registration pro rata among the holders of Registrable Securities (including, for the avoidance of doubt, the Registrable Securities requested to be included in the registration that are held by the Dow Investor) based on the number of Registrable Securities owned by each such holder, and (iii) third, any other securities of the Corporation requested to be included in such registration pro rata on the basis of the number of such other securities requested to be included therein by each such holder.

(c) Priority on Secondary Registrations. If a Piggyback Registration is an underwritten secondary registration on behalf of holders of the Corporation’s securities the Corporation will include in such registration all securities requested to be included in such registration; provided, that if the managing underwriters advise the Corporation in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without materially and adversely affecting the distribution of such securities or otherwise having a material and adverse effect on the marketability of the offering, the Corporation will include in such registration (i) first, the number of Registrable Securities requested to be included in such registration by the holders of Registrable Securities, pro rata among the holders of such Registrable Securities on the basis of the number of such Registrable Securities owned by such holder, and (ii) second, other securities, if any, requested to be included in such registration pro rata on the basis of the number of such other securities requested to be included therein by each such holder.

(d) Selection of Underwriters. In the case of a Piggyback Registration that is an underwritten offering, the Corporation will have the right to select the investment banker(s) and manager(s) to administer the offering, which investment banker(s) and manager(s) must be reasonably acceptable to the Bain Majority Holders.

(e) Other Registrations. If the Corporation has previously filed a registration statement with respect to Registrable Securities pursuant to Section 2 or this Section 3, and if such previous registration has not been withdrawn or abandoned, the Corporation will not file or cause to be effected any other registration of any of its Equity Securities or securities convertible or exchangeable into or exercisable for its Equity Securities under the Securities Act (except on Forms S-4 or S-8 or any similar or successor forms), whether on its own behalf or at the request of any holder or holders of such securities, until a period of at least six (6) months has elapsed from the effective date of such previous registration, unless the Bain Majority Holders otherwise agree in writing.

(f) Obligations of Seller. During such time as any holder of Registrable Securities may be engaged in a distribution of securities pursuant to an underwritten Piggyback Registration, such holder shall distribute any Registrable Securities held by such holder only under a registration statement and solely in the manner described therein.

(g) Custody Agreement and Power of Attorney. Upon delivering a request under this Section 3, each holder (other than the holders of Bain Registrable Securities) that delivers such request will, if requested by the underwriters, execute and deliver a custody agreement and power of attorney in customary form and substance and otherwise reasonably satisfactory to the Corporation and the Dow Investor with respect to such Registrable Securities to be registered pursuant to this Section 3 (a “Custody Agreement and Power of Attorney”). The Custody Agreement and Power of Attorney will provide, among other things, that the holder will deliver to and deposit in custody with the custodian and attorney-in-fact named therein (who shall be reasonably satisfactory to the Corporation) a certificate or certificates representing such Registrable Securities (duly endorsed in blank by the registered owner or owners thereof or accompanied by duly executed share powers in blank) and irrevocably appoint said custodian and attorney-in-fact with full power and authority to act under the Custody Agreement and Power of Attorney on such holder’s behalf with respect to the matters specified therein. Such holder also agrees to execute such other agreements as the Corporation may reasonably request to further evidence the provisions of this Section 3(g).

(h) Obligations of the Corporation. The Corporation shall not hereafter enter into any agreement, which is inconsistent with the rights of priority provided in Section 2(d) and paragraphs (b) and (c) above.

(i) Registration Expenses. The Corporation will pay all Registration Expenses in connection with any Piggyback Registration whether or not such Piggyback Registration has become effective.

(j) Executive Registrable Securities. Notwithstanding anything to the contrary set forth herein, Executive Registrable Securities shall be included in a registration pursuant to this Section 3 only if, and only to the extent that, the managing underwriters advise the Company in writing that in their opinion such Executive Registrable Securities can be sold therein without adversely affecting the marketability of such offering.

4. Holdback Agreements.

(a) No holder of Registrable Securities shall sell, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale (including sales pursuant to Rule 144) (a “Sale Transaction”) of any Equity Securities of the Corporation, or any securities convertible into or exchangeable or exercisable for any such Equity Securities, during the period beginning on the date the Corporation delivers notice of such offering to such holder and through the date that is 180-days after the effective date of the Corporation’s initial Public Offering (the “IPO Holdback Period”), except as part of such initial Public Offering. In connection with all underwritten Demand Registrations and underwritten Piggyback Registrations (other than the initial Public Offering), no holder of Registrable Securities shall effect any such Sale Transaction during the period beginning on the date the Corporation delivers notice of such offering to such holder and through the date that is ninety (90) days after, the effective date of such Public Offering (each, a “Following Holdback Period”), except as part of such Public Offering. If (i) the Corporation issues an earnings release or other material news or a material event relating to the Corporation and its Subsidiaries occurs, in either case during the last seventeen (17) days of the IPO Holdback Period or any Following Holdback Period (as applicable) or (ii) prior to the expiration of the IPO Holdback Period or any Following Holdback Period (as applicable), the Corporation announces that it will release earnings results during the sixteen (16) day period beginning upon the expiration of such period, then to the extent necessary for a managing or co-managing underwriter of a registered offering required hereunder to comply with NASD Rule 2711(f)(4) or any similar rule then in effect, the IPO Holdback Period or any Following Holdback Period (as applicable) shall be extended until eighteen (18) days after the earnings release or the occurrence of the material news or event, as the case may be (such period referred to herein as the “Holdback Extension”). The Corporation may impose stop-transfer instructions with respect to the Equity Securities (or other securities) subject to the foregoing restriction until the end of such period, including any period of Holdback Extension. The foregoing restrictions shall not prohibit transfers of Equity Securities by the Executive to family members or for the Executive’s estate planning purposes.

(b) The Corporation (i) shall not effect any public sale or distribution of its Equity Securities, or any securities convertible into or exchangeable or exercisable for such securities, during the seven (7) day period prior to and during such period of time as may be determined by the underwriters managing the underwritten registration following the effective date of any underwritten Demand Registration or any underwritten Piggyback Registration (not to exceed one hundred and eighty (180) days in connection with the Corporation’s initial Public Offering or ninety (90) days in all other cases, except in each case as extended during the period of any Holdback Extension), except as part of such underwritten registration or pursuant to registrations on Form S-8 or any successor form and unless the underwriters managing the registered public offering otherwise agree in writing, and (ii) shall use its reasonable best efforts to cause each holder of at least 1% (on a fully-diluted basis) of its Equity Securities or any securities convertible into or exchangeable or exercisable for Equity Securities, purchased from the Corporation at any time after the date of this Agreement (other than in a registered public offering) to agree not to effect any public sale or distribution (including sales pursuant to Rule 144) of any such securities during such period (as extended by any Holdback Extension), except as part of such underwritten registration, if otherwise permitted, unless the underwriters managing the registered public offering otherwise agree in writing.

5. Registration Procedures. Whenever the holders of Registrable Securities request that any Registrable Securities be registered pursuant to this Agreement, the Corporation will use its reasonable best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof. Pursuant thereto, the Corporation will as expeditiously as possible:

(a) in accordance with the Securities Act and all applicable rules and regulations promulgated thereunder, prepare and file with the SEC a registration statement, and all amendments and supplements thereto and related prospectuses, with respect to such Registrable Securities and use its reasonable best efforts to cause such registration statement to become effective; provided, that before filing a registration statement or prospectus or any amendments or supplements thereto, the Corporation will furnish to one counsel selected by the Bain Majority

Holders copies of all such documents proposed to be filed which documents shall be subject to the review and comment of such counsel, and include in any Short-Form Registration such additional information reasonably requested by the holders of a majority of the Registrable Securities registered under the applicable registration statement, or the underwriters, if any, for marketing purposes, whether or not required by applicable securities laws;

(b) notify each holder of Registrable Securities of the effectiveness of each registration statement filed hereunder and prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the lesser of (x) 180 days and (y) such shorter period which will terminate when all Registrable Securities covered by the registration statement have been sold and comply with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

(c) furnish to each seller of Registrable Securities thereunder such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus), each Free Writing Prospectus and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

(d) use its reasonable best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller; provided, that the Corporation will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subsection, (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process (i.e., service of process which is not limited solely to securities law violations) in any such jurisdiction);

(e) notify each seller of such Registrable Securities, (i) promptly after it receives notice thereof, of the date and time when such registration statement and each post-effective amendment thereto has become effective or a prospectus or supplement to any prospectus relating to a registration statement has been filed and when any registration or qualification has become effective under a state securities or blue sky law or any exemption thereunder has been obtained, (ii) promptly after receipt thereof, of any request by the SEC or any state securities authority for the amendment or supplementing of such registration statement or prospectus or for additional information, (iii) promptly after it receives notice thereof, of the issuance by the SEC or any state securities authority of any stop order suspending such registration statement or the initiation of any proceedings for that purpose, (iv) promptly after receipt thereof of any notification with respect to the suspension of qualification of the Registrable Securities for sale in any jurisdiction or the initiation of any proceeding for such purpose, and (v) at any time when a prospectus relating thereto is required to be delivered under the Securities Act that includes the happening of any event the result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of any such seller, the Corporation will promptly prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading in light of the circumstances under which they were made (and the period of effectiveness of such registration statement provided for in Section 5(b) shall be extended by the number of days from and including the date such notice is given to the date such amended or supplemented prospectus has been delivered under this Section 5(e));

(f) prepare and file promptly with the SEC, and notify such holders of Registrable Securities prior to the filing of, such amendments or supplements to such registration statement or prospectus as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to such securities is required to be delivered under the Securities Act, any event has occurred the result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and, in case any of such holders of Registrable Securities or any underwriter for any such holders is required to deliver a prospectus at a time when the prospectus then in circulation is not in compliance with the Securities Act or the rules and regulations promulgated thereunder, the Corporation shall use its reasonable best efforts to prepare promptly upon request of any such holder or underwriter such amendments or supplements to such registration statement and prospectus as may be necessary in order for such prospectus to comply with the requirements of the Securities Act and such rules and regulations;

(g) use its reasonable best efforts to cause all such Registrable Securities to be listed on each securities exchange or quotation system on which similar securities issued by the Corporation are then listed or traded;

(h) provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

(i) enter into and perform such customary agreements (including underwriting agreements in customary form) and take all such other actions as the holders of a majority of the Registrable Securities being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (including, without limitation, using commercially reasonable efforts to have officers and senior management of the Corporation and its Subsidiaries, participate in “road shows,” investor presentations and marketing events and effecting an Equity Security split or a combination of Equity Securities);

(j) make available at reasonable times for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Corporation, and cause the Corporation’s officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement subject to the applicable Person(s) executing a nondisclosure agreement in reasonable form and substance if reasonably required by the Corporation;

(k) otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders an earnings statement covering the period of at least twelve (12) months beginning with the first day of the Corporation’s first full calendar quarter after the effective date of the registration statement (or, if such information is not available, the most recently available information), which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder, as soon as reasonably practicable;

(1) permit any holder of Registrable Securities who, in its sole and exclusive judgment, might be deemed to be an underwriter or a controlling Person of the Corporation, to participate in the preparation of such registration or comparable statement and to require the insertion therein of material, furnished to the Corporation in writing, which in the reasonable judgment of such holder and its counsel should be included;

(m) use its reasonable best efforts to prevent the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any Equity Securities included in such registration statement for sale in any jurisdiction, and in the event of the issuance of any such stop order or other such order the Corporation shall advise such holders of Registrable Securities of such stop order or other such order promptly after it shall receive notice or obtain knowledge thereof and shall use its reasonable best efforts to promptly obtain the withdrawal of such order;

(n) use its reasonable best efforts to cause such Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the sellers thereof to consummate the disposition of such Registrable Securities;

(o) use its reasonable best efforts to obtain a “cold comfort” letter from the Corporation’s independent public accountants in customary form, addressed to each of the underwriters, as applicable, and covering such matters of the type customarily covered by “cold comfort” letters as the holders of a majority of the Registrable Securities being sold or managing underwriters reasonably request;

(p) provide a legal opinion of the Corporation’s outside counsel addressed to the Company and the holders of Registrable Securities, dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), with respect to the registration statement, each amendment and supplement thereto, the prospectus included therein (including the preliminary prospectus) and such other documents relating thereto in customary form, and reasonably acceptable to the managing underwriters, and covering such matters of the type customarily covered by legal opinions of such nature;

(q) use reasonable best efforts to cooperate and assist in any filings required to be made with FINRA; and

(r) take such other actions and deliver such other documents and instruments as may be reasonably necessary to facilitate the registration and disposition of Registrable Securities as contemplated hereby.

If any such registration or comparable statement refers to any holder by name or otherwise as the holder of any securities of the Corporation and if, in its sole and exclusive judgment, such holder is or might be deemed to be a controlling Person of the Corporation, such holder shall have the right to require (i) the insertion therein of language, in form and substance reasonably satisfactory to such holder and presented to the Corporation in writing, to the effect that the holding by such holder of such securities is not to be construed as a recommendation by such holder of the investment quality of the Corporation’s securities covered thereby and that such holding does not imply that such holder will assist in meeting any future financial requirements of the Corporation, or (ii) in the event that such reference to such holder by name or otherwise is not required by the Securities Act or any similar federal statute then in force, the deletion of the reference to such holder; provided, that with respect to this clause (ii), such holder shall furnish to the Corporation an opinion of counsel to such effect, which opinion and counsel shall be reasonably satisfactory to the Corporation.

6. Registration Expenses. Unless otherwise provided herein, the Corporation shall pay all Registration Expenses, including, without limitation, (i) its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), (ii) the expense of any annual audit or quarterly review, (iii) the expense of any liability insurance, and (iv) the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by the Corporation are then listed. Each Person that sells securities pursuant to a Demand Registration or Piggyback Registration hereunder shall bear and pay all underwriting discounts and commissions applicable to the securities sold for such Person’s account.

7. Indemnification.

(a) The Corporation agrees to indemnify, to the extent permitted by law, each holder of Registrable Securities, its partners, members, officers and directors and each Person who controls such holder (within the meaning of the Securities Act) against all losses, claims, actions, damages, liabilities and expenses arising out of, caused by or based upon (i) any untrue or alleged untrue statement of material fact contained or incorporated by reference in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto, or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading. The Corporation shall reimburse such holder, partners, members, director, officer or controlling Person for any legal or other expenses reasonably incurred by such holder, partner, member, director, officer or controlling Person in connection with the investigation or defense of such loss, claim, damage, liability or expense; provided, however, that the Corporation shall not be liable under this Section 7(a) for any such loss, claim, damage, liability and expense to the extent it arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto, in reliance upon and in conformity with written information furnished by such holder to the Corporation expressly for use therein. In connection with an underwritten offering, the Corporation will indemnify such underwriters, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the holders of Registrable Securities.

(b) In connection with any registration statement in which a holder of Registrable Securities is participating, each such holder will furnish to the Corporation in writing such information and affidavits as the Corporation reasonably requests for use in connection with any such registration statement or prospectus and each holder of Registrable Securities (other than the Executive), to the extent permitted by law, will, severally and not jointly, (i) indemnify the Corporation, its directors and officers and each Person who controls the Corporation (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus, preliminary prospectus, any amendment thereof, supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, and (ii) reimburse the Corporation, its directors and officers and each Person who controls the Corporation (within the meaning of the Securities Act) for any legal or other expenses reasonably incurred by such Persons in connection with the investigation or defense of such loss, claim, damage, liability or expense, but in the case of the foregoing clauses (i) and (ii), only to the extent the untrue statement or alleged untrue statement or omission or alleged omission was made in such registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto, in reliance upon and in conformity with written information furnished by such holder to the Corporation expressly for use therein; provided, that the liability of each holder hereunder will be limited to the net amount of proceeds actually received by such holder from the sale of Registrable Securities pursuant to such registration statement.

(c) Any Person entitled to indemnification hereunder will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification; provided, that failure to give such notice shall not affect the right of such Person to indemnification hereunder unless such failure is materially prejudicial to the indemnifying party’s ability to defend such claim, and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party unless either (A) in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim or (B) there are one or more legal defenses available to such indemnified party which are substantially different from or additional to those available to the indemnifying party. If such defense is assumed, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its prior written consent, which will not be unreasonably withheld. An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel, in addition to local counsels, if any, for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

(d) The indemnification provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director, manager, partner or controlling Person of such indemnified party and will survive the transfer of securities. The Corporation and each holder of Registrable Securities

(other than the Executive) also agree to make such provisions, as are reasonably requested by any indemnified party, for contribution to such party in the event the indemnification provided for herein is unavailable for any reason.

(e) If the indemnification provided for in this Section 7 is held by a court of competent jurisdiction to be unavailable to an indemnified party or is otherwise unenforceable with respect to any loss, claim, damage, liability or action referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amounts paid or payable by such indemnified party as a result of such loss, claim, damage, liability or action in such proportion as is appropriate to reflect the relative fault of the indemnifying party, on the one hand, and of the indemnified party, on the other hand, in connection with the statements or omissions which resulted in such loss, claim, damage, liability or action as well as any other relevant equitable considerations; provided that the maximum amount of liability in respect of such contribution shall be limited, in the case of each seller of Registrable Securities (other than the Executive), to an amount equal to the net proceeds actually received by such seller from the sale of Registrable Securities effected pursuant to such registration. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just or equitable if the contribution pursuant to this Section 7(e) were to be determined by pro rata allocation or by any other method of allocation that does not take into account such equitable considerations. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or expenses referred to herein shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending against any action or claim which is the subject hereof. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who is not guilty of such fraudulent misrepresentation.

(f) No indemnifying party shall, except with the consent of the indemnified party, consent to the entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

(g) To the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with an underwritten public offering conflict with the foregoing provisions, the provisions in this Agreement shall control.

8. Participation in Underwritten Registrations. No Person may participate in any registration hereunder which is underwritten unless such Person (i) agrees to sell such Person’s securities on the basis provided in any underwriting arrangements approved by the Person(s) entitled hereunder to approve such arrangements (including pursuant to any over-allotment or “green shoe” option requested by the underwriters; provided, that no holder of Registrable Securities shall be required to sell more than the number of Registrable Securities such holder has requested to include) and (ii) completes and/or executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents in each case that are customary for such registrations and are reasonably required under the terms of such underwriting arrangements; provided, that no holder of Registrable Securities included in any underwritten registration shall be required to make any representations or warranties to the Corporation or the underwriters other than representations and warranties regarding such holder and such holder’s intended method of distribution, or to undertake any indemnification obligations to the Corporation with respect thereto, except as provided in Section 7 hereof. Each holder of Registrable Securities agrees to execute and deliver such other agreements as may be reasonably requested by the Corporation and the lead managing underwriter(s) that are consistent with such holder’s obligations under Section 4 or that are necessary to give further effect thereto.

9. Rule 144 Reporting. With a view to making available to the holders of Registrable Securities the benefits of certain rules and regulations of the SEC which may permit the sale of the Registrable Securities to the public without registration, the Corporation agrees to use its reasonable best efforts to:

(a) make and keep current public information available, within the meaning of Rule 144 or any similar or analogous rule promulgated under the Securities Act, at all times after it has become subject to the reporting requirements of the Exchange Act;

(b) file with the SEC, in a timely manner, all reports and other documents required of the Corporation under the Securities Act and Exchange Act (after it has become subject to such reporting requirements); and

(c) so long as any party hereto owns any Registrable Securities, furnish to such Person forthwith upon request, a written statement by the Corporation as to its compliance with the reporting requirements of said Rule 144 (at any time commencing ninety (90) days after the effective date of the first registration statement filed by the Corporation for an offering of its securities to the general public), the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); a copy of the most recent annual or quarterly report of the Corporation; and such other reports and documents as such Person may reasonably request in availing itself of any rule or regulation of the SEC allowing it to sell any such securities without registration.

10. Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement will be in writing and will be deemed to have been given (i) when delivered if delivered personally, sent via a nationally recognized overnight courier, or sent via facsimile or via e-mail to the recipient, or (ii) upon receipt by the recipient if sent by certified or registered mail, return receipt requested. Such notices, demands and other communications will be sent to any Equityholder at such Equityholder’s address listed in the Corporation’s books and records for such Equityholder, and to the Company at the address indicated below:

To the Company:

Bain Capital Everest Manager Holding SCA

9A, Parc d’Activité Syrdall

L-5365 Munsbach

Grand Duché de Luxembourg

Attn: Michel Plantevin

E-mail: mplantevin@baincapital.com

and with a copy, which shall not constitute notice, to:

Kirkland & Ellis LLP

601 Lexington Avenue

New York, New York 10022

Attn: Eunu Chun

Facsimile No.: (212) 446-6460

E-mail: eunu.chun@kirkland.com

or such other address, telecopy number or to the attention of such other person as the recipient party shall have specified by prior written notice to the sending party.

11. Miscellaneous.

(a) No Inconsistent Agreements. The Company (or, if applicable, the Corporation) will not enter into any agreement with respect to its securities which is inconsistent with or violates the rights granted to the holders of Registrable Securities in this Agreement.

(b) Remedies. Any person having rights under any provision of this Agreement shall be entitled to enforce their rights under this Agreement specifically, to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights existing in their favor. The parties hereto agree and acknowledge that the parties hereto would be irreparably damaged if any of the provisions of this Agreement are not performed in accordance with their specific terms or are otherwise breached and that money damages would not be an adequate remedy for any non-performance or breach of the provisions of this Agreement and that the parties hereto would not have any adequate remedy at law. Accordingly, in addition to any other right or remedy to which any party hereto may be entitled, at law or in equity (including monetary damages), the Company and any Equityholder shall be entitled, in its sole discretion, to enforce any provision of this Agreement by a decree of specific performance and/or temporary, preliminary and permanent injunctive relief (without posting a bond or other security) in order to enforce or prevent any violation of the provisions of this Agreement. The parties hereto agree that they will not contest the appropriateness of specific performance as a remedy.

(c) Amendment and Waiver. No modification, amendment or waiver of any provision of this Agreement shall be effective against the Equityholders or the Company unless such modification or amendment is approved in writing by the Company (by action of the Board), the Majority Holders and the Dow Investor. Any modification, amendment or waiver to which such written consent is obtained will be binding upon the Company and all Equityholders. The failure of any party to enforce any of the provisions of this Agreement shall in no way be construed as a waiver of such provisions and shall not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms.

(d) Successors and Assigns. Except as otherwise provided herein, this Agreement shall bind and inure to the benefit of and be enforceable by the Company and its successors and assigns, including the Corporation and any other company which is a successor to the Company or the Corporation, and the Equityholders and any Permitted Transferees of Registrable Securities, who executes and delivers to the Company or the Corporation a joinder to this Agreement in the form of Exhibit A attached hereto, and the respective successors, heirs and assigns of each of them, so long as they hold Registrable Securities.

(e) Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect the validity, legality or enforceability of any other provision of this Agreement in such jurisdiction or affect the validity, legality or enforceability of any provision in any other jurisdiction. Upon such determination that any term or other provision is invalid, illegal unenforceable, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties hereto as closely as possible in a mutually acceptable manner in order that the transactions contemplated by this Agreement are consummated as originally contemplated to the greatest extent possible.

(f) Agreement to Amend.

(i) In the event a restructuring of the Company or any of its Subsidiaries is effected, such that the equity securities of the Company or any of its Subsidiaries would be converted and reclassified or exchanged for any equity securities, other than Ordinary Shares (“Other Equity Securities”), then the parties hereto agree that Ordinary Shares shall include such Other Equity Securities and shall amend this Agreement as necessary to apply to such Other Equity Securities.

(ii) The parties hereto acknowledge and agree that this Agreement has been prepared with a view of a Public Offering in the United States and that the terms hereof shall apply to a public offering in any other jurisdiction. In the event a registration or qualification of Equity Securities or Other Equity Securities with a regulatory authority, a stock exchange or a quotation system is effected, or a similar action is taken, in any jurisdiction other than the United States, then the parties hereto shall amend this Agreement as necessary to reflect the applicable practices and legal requirements in such jurisdiction, but preserve the substance of the commercial agreement between the parties hereto reflected in the Agreement

(iii) The parties hereto agree to, and the Bain Investors shall cause the Company and its Subsidiaries to, take, or cause to be taken, all appropriate action, to do, or cause to be done, all things necessary under applicable law, and to execute and deliver such documents and other papers as may be required to carry out the provisions of this Section 11(f).

(g) Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed to be an original and shall be binding upon the Equityholder who executed the same, but all such counterparts shall constitute the same agreement. The execution of this Agreement by any of the parties may be evidenced by way of a facsimile transmission of such party’s signature, a photocopy of such facsimile transmission or other electronic means, and such facsimile or other electronic signature shall be deemed to constitute the original signature of such party hereto.

(h) Governing Law. All issues and questions concerning the application, construction, validity, interpretation and enforcement of this Agreement and the exhibits and schedules to this Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.

(i) Time is of the Essence; Computation of Time. Time is of the essence for each and every provision of this Agreement. Whenever the last day for the exercise of any privilege or the discharge of any duty hereunder shall fall upon a Saturday, Sunday, or any date on which commercial banks in the State of New York are authorized to be closed, the party having such privilege or duty may exercise such privilege or discharge such duty on the next succeeding Business Day.

(j) Descriptive Headings. The headings in this Agreement are inserted for convenience only and are in no way intended to describe, interpret, define, or limit the scope, extent or intent of this Agreement or any provision of this Agreement.

(k) Waiver of Jury Trial. EACH PARTY TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY SUIT, LEGAL ACTION OR PROCEEDING IN ANY COURT WITH RESPECT TO, IN CONNECTION WITH, OR ARISING OUT OF THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THE VALIDITY, INTERPRETATION, COLLECTION OR ENFORCEMENT THEREOF.

(1) Venue; Submission to Jurisdiction. ANY AND ALL SUITS, LEGAL ACTIONS OR PROCEEDINGS ARISING OUT OF THIS AGREEMENT SHALL BE BROUGHT ONLY IN A COURT OF THE STATE OF NEW YORK LOCATED IN THE CITY OF NEW YORK AND EACH PARTY TO THIS AGREEMENT HEREBY SUBMITS TO AND ACCEPTS THE EXCLUSIVE JURISDICTION OF SUCH COURT FOR THE PURPOSE OF SUCH SUITS, LEGAL ACTIONS OR PROCEEDINGS. IN ANY SUCH SUIT, LEGAL ACTION OR PROCEEDING, EACH PARTY TO THIS AGREEMENT HEREBY WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS AND AGREES THAT SERVICE THEREOF MAY BE MADE BY CERTIFIED OR REGISTERED MAIL DIRECTED TO HIM OR IT AT THE ADDRESS AS PROVIDED IN SECTION 10 HEREOF. TO THE FULLEST EXTENT PERMITTED BY LAW, EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH HE OR IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OR ANY SUCH SUIT, LEGAL ACTION OR PROCEEDING IN SUCH COURT AND HEREBY FURTHER WAIVES ANY CLAIM THAT ANY SUIT, LEGAL ACTION OR PROCEEDING BROUGHT IN SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

(m) Entire Agreement. This Agreement and the Shareholders Agreement constitute the entire agreement among the parties hereto pertaining to the subject matter hereof and supersede all prior agreements and understandings pertaining hereto.

(n) Number and Gender. Where the context so indicates, the masculine shall include the feminine, the neuter shall include the masculine and feminine, and the singular shall include the plural.

(o) No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

(p) Further Assurances. Each party to this Agreement will execute and deliver such further instruments and take such additional actions, as any other party may reasonably request to effect, consummate, confirm or evidence the transactions contemplated by this Agreement.

IN WITNESS WHEREOF, this Registration Rights Agreement has been executed as of the date first written above.

BAIN CAPITAL EVEREST MANAGER HOLDING SCA by its General Partner, BAIN CAPITAL EVEREST MANAGER S.À. R.L

By:	/s/ Ailbhe Jennings
Ailbhe Jennings
Manager

By:	/s/ Michel Plantevin
Michel Plantevin
Manager

BAIN CAPITAL EVEREST MANAGER S.À. R.L

By:	/s/ Ailbhe Jennings
Ailbhe Jennings
Manager

By:	/s/ Michel Plantevin
Michel Plantevin
Manager

[signature page to the Registration Rights Agreement]

IN WITNESS WHEREOF, this Registration Rights Agreement has been executed as of the date first written above.

Bain Capital Fund X, L.P.
Represented by Bain Capital Partners X, L.P., acting as general partner
Itself represented by Bain Capital Investors, LLC, acting as general partner

/s/ Steve Zide
Name:	Steve Zide
Title:	Managing Director

Bain Capital Europe Fund III, L.P.
Represented by Bain Capital Partners Europe III, L.P.
Itself represented by Bain Capital Investors, LLC

/s/ Steve Zide
Name:	Steve Zide
Title:	Managing Director

BCIP Associates IV, L.P.
Represented by Bain Capital Investors, LLC, acting as general partner

/s/ Steve Zide
Name:	Steve Zide
Title:	Managing Director

[signature page to the Registration Rights Agreement]

BCIP Trust Associates IV-B, L.P.
Represented by Bain Capital Investors, LLC, acting as general partner

/s/ Steve Zide
Name:	Steve Zide
Title:	Managing Director

BCIP Trust Associates IV, L.P.
Represented by Bain Capital Investors, LLC, acting as general partner

/s/ Steve Zide
Name:	Steve Zide
Title:	Managing Director

BCIP Associates IV-B, L.P.
Represented by Bain Capital Investors, LLC, acting as general partner

/s/ Steve Zide
Name:	Steve Zide
Title:	Managing Director

[signature page to the Registration Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first above written.

DOW EUROPE HOLDING B.V.

By:	/s/ Timothy King
Name: Timothy King
Title: Authorized Representative

By:	/s/ Stephen Doktycz
Name: Stephen Doktycz
Title: Authorized Representative

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first above written.

By:	/s/ Christopher Pappas
Name: Christopher Pappas

[Signature Page to Registration Rights Agreement]

EXHIBIT A

FORM OF JOINDER TO

REGISTRATION RIGHTS AGREEMENT

THIS JOINDER to the Registration Rights Agreement dated as of June     , 2010, by and among [—], a company organized under the laws of Luxembourg (the “Company”), and the Equityholders party thereto (the “Registration Rights Agreement”), is made and entered into as of [            ], by and between the Company and [                    ] (“Holder”). Capitalized terms used herein but not otherwise defined shall have the meanings set forth in the Registration Rights Agreement.

WHEREAS, Holder has acquired certain [Registrable Securities] from [                    ].

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Joinder hereby agree as follows:

(A) Agreement to be Bound. Holder hereby agrees that upon execution of this Joinder, it shall become a party to the Registration Rights Agreement and shall be fully bound by, and subject to, all of the covenants, terms and conditions of the Registration Rights Agreement as though an original party thereto and shall be deemed an Equityholder for all purposes thereof. In addition, Holder hereby agrees that all Registrable Securities held by Holder shall be deemed [Bain Registrable Securities] / [Executive Registrable Securities] / [Other Registrable Securities].

(B) Successors and Assigns. Except as otherwise provided herein, this Joinder shall bind and inure to the benefit of and be enforceable by the Company and its successors, heirs and assigns and Holder and its successors, heirs and assigns.

(C) Counterparts. This Joinder may be executed in separate counterparts each of which shall be an original and all of which taken together shall constitute one and the same agreement.

(D) Notices. For purposes of Section 10 of the Registration Rights Agreement, all notices, demands or other communications to the Holder shall be directed to:

[Name]

[Address]

(E) Governing Law. All issues and questions concerning the application, construction, validity, interpretation and enforcement of this Joinder shall be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.

(F) Descriptive Headings. The descriptive headings of this Joinder are inserted for convenience only and do not constitute a part of this Joinder.

* * * * *

IN WITNESS WHEREOF, the parties hereto have executed this Joinder to the Registration Rights Agreement as of the date first written above.

[ ]

By:
Name:
Title:

[HOLDER]

By:
Name:
Title: